Consulting Group
Capital Markets Funds
Small Capitalization Value Equity  Investments Ticker: TSVUX

Summary Prospectus  »  January 1, 2013, as updated April 24, 2013
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2013 (as revised or amended), are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-888-454-3965 or by sending an e-mail request to client.field.services@morganstanley.com.

Investment objective
Above-average capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Portfolio Management and Select UMA investment advisory programs (as a percentage of average quarter-end net assets)	2.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.99%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable
Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$302	$924	$1,572	$3,308
For Fund investments made through the Portfolio Management or Select UMA investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$352	$1,071	$1,812	$3,765
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The
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Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Value Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Small cap risk, which refers to the fact that historically, small cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging market countries generally are those countries that the International Bank for Reconstruction and Development (the World Bank) considers to be emerging or developing. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 2.50% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2011
Small Capitalization Value Equity  Investments
Fund’s best and worst calendar quarters
Best: 24.90% in 3rd quarter 2009
Worst: (23.94)% in 4th quarter 2008
Year-to-date: 14.07% (through 3rd quarter 2012)
Average Annual Total Returns (for the periods ended December 31, 2011)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	(2.11)%	3.77%	8.88%
Return After Taxes on Distributions	(2.26)%	2.84%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	(1.18)%	2.96%	7.24%
Russell 2000® Value Index (reflects no deduction for expenses or taxes)	(5.50)%	(1.87)%	6.40%
Lipper Small Cap Value Funds Average	(5.46)%	0.06%	7.06%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual
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retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2000® Value Index. The benchmark represents stocks in the Russell 2000® Index with less-than-average growth orientation. The Russell 2000® Index is comprised of the smallest 2,000 U.S. stocks out of the Russell 3000® universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Small Cap Value Funds Average, which is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap value securities will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “ multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.
Sub-advisers and portfolio managers

Delaware Investments Fund Advisers (“Delaware”)
NFJ Investment Group LLC (“NFJ”)
Rutabaga Capital Management LLC (“Rutabaga”)

Portfolio Manager	Fund’s Portfolio Manager Since
Christopher S. Beck, Senior Vice President, CIO — Small Cap Value/Mid Cap Value Equity — Delaware	2005
Steven G. Catricks, CFA®, Vice President Portfolio Manager — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Kent P. Madden, CFA®, Vice President Portfolio Manager — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Kelley A. McKee,CFA®, Vice President Portfolio Manager — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst — NFJ	1993
Ben J. Fischer, CFA®, Managing Director, Portfolio Manager/Analyst — NFJ	2006
Morley D. Campbell, CFA®, Senior Vice President, Portfolio Manager/Analyst — NFJ	2009
Peter Schliemann, Managing Principal — Rutabaga	2000
Brent Miley, Principal — Rutabaga	2000
N. Carter Newbold, Principal — Rutabaga	2000
Dennis Scannell, Principal — Rutabaga	2000
Robert Henderson, Principal — Rutabaga	2005
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $10,000, but is reduced to $5,000 for employees of Morgan Stanley and members of their immediate families or any retirement accounts or plans for such persons.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Company Act File No. 811-06318
®2013 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.
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